Presentation to the Special Committee Project Gorilla November 3, 2009 STRICTLY CONFIDENTIAL Exhibit (c)(2)

[ 1 ]
Disclaimer
Moelis & Company (“Moelis”) prepared this presentation for the Special Committee of the Board of Directors of Lion (the
“Company”) based on publicly available information and non-public information that the Company’s management supplied to us.  Moelis has not and does not intend to verify independently any of such information, all of which Moelis
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[ 2 ] I. Transaction Background II. Valuation Analyses Appendix A. Additional Information Table of Contents

I. Transaction Background

[ 4 ]
Transaction Background
The Special Committee held numerous calls and meetings with its advisors to review Toucan’s initial proposal and strategic alternatives in the subsequent weeks
Conducted a comprehensive review of strategic alternatives available to Lion
Authorized Moelis to conduct a market check – Moelis has contacted 70 potential buyers to date, with 13 CIMs delivered and an initial bid date in mid-November
Determined that the consideration provided to Lion minority shareholders per Toucan’s initial proposal will not be adequate based on Toucan’s assumptions
Special Committee
Initial Review
On September 15, the Special Committee received additional detail from Toucan and Jefferies (his financial advisor)
regarding his proposal
Toucan’s initial offer contemplated the following:
Spin-out of Sabre to all Lion shareholders
Minority shareholders would receive 66.1% and Toucan would receive 33.9% of Sabre (vs. current Lion ownership of
44.9% and 55.1%, respectively)
The proposal offered an implied $15.61 per share consideration to Lion minority shareholders in the form of new Sabre stock premised on the following assumptions: (i) approximately $30 million of standalone EBITDA and $10 million of standalone net income; (ii) a 15.5x 2010E P/E trading multiple and (iii) $92 million of funded Sabre debt
Toucan Initial Offer
On August 14, Lion’s Board of Directors appointed a special committee comprised solely of independent directors of the
Company and authorized the Special Committee to review strategic alternatives for the Company, including a possible sale of the Company
The Special Committee retained independent legal counsel and engaged Moelis & Company as its financial advisor on September 9
On September 9, Lion issued a press release stating the following:
A Special Committee of independent directors was formed on August 14
On September 4, the Special Committee received a letter from Toucan, Chairman, President and CEO of Lion, expressing his desire to enter into formal discussions with the Special Committee regarding a going-private transaction and a related tax-free spin-off of the Company’s wholly-owned subsidiary, Sabre
The Special Committee informed Toucan that it will not be prepared to make a recommendation regarding any transaction with him, if at all, unless and until such time that it has had the opportunity to explore other alternatives
As part of the Committee’s review of strategic alternatives, the Committee instructed Moelis to solicit third-party indications of interest for a potential acquisition of or a transaction involving Lion
Toucan filed a Schedule 13D on September 9 disclosing his proposal
Lion Press Release and
Toucan 13D Filing
TRANSACTION BACKGROUND
Set forth below is a transaction timeline since the formation of the Special Committee for the
Committee’s reference

[ 5 ]
Transaction Background (cont.)
The Special Committee met with its advisors in New York on October 27 to review Toucan’s revised $13.00 per share cash proposal Special Committee
Review of Toucan
Revised Proposal
The Special Committee, Moelis and Cadwalader, Wickersham & Taft LLP (the Committee’s legal counsel, “CWT”) met with Toucan and his advisors on October 27
— Presented preliminary valuation views which highlighted that an appropriate valuation would be above the $13.00 revised proposal
Toucan and his advisors provided revised assumptions and an updated capitalization table for the transaction on October 28
After discussions with its advisors, the Special Committee determined that Toucan’s proposal was inadequate
The Special Committee, Moelis and CWT met with Toucan and his advisors on October 28 to review revised draft valuation materials considering revised assumptions
At this meeting, the Special Committee formally rejected Toucan’s proposal as inadequate
At this time, Toucan submitted a revised proposal of either $13.75 cash consideration or a revised Sabre proposal with lower debt
($80mm vs. $92mm) and lower Toucan ownership (27.5% vs. 33.9%)
On October 28, the Special Committee, Toucan and their advisors engaged in negotiations throughout the day
— The Special Committee rejected the $13.75 per share cash proposal as inadequate
— Toucan later submitted an increased proposal of $14.00 per share in cash, which the Committee again rejected as inadequate
— Toucan then submitted another increased proposal of $14.25 per share in cash, which was again rejected by the Committee as inadequate
— Toucan submitted a best and final offer of $14.75 per share in cash
Negotiation and
Agreement with
Toucan
A Lion board meeting is scheduled for Tuesday, November 3 to consider the transaction
Current Status
Toucan submitted a revised proposal as an alternative to the Sabre proposal to the Special Committee on October 22
The revised proposal offered the following:
— $13.00 per share in cash consideration as an alternative to the Sabre proposal
The Special Committee received a highly confident letter from Jefferies on October 23 for up to $600 million of debt financing in connection with Toucan’s revised proposal
— Subject to market, diligence and approval conditions
Toucan Revised
Proposal
The Special Committee determined that, as offered, the value of Toucan’s initial proposal would be below the stated $15.61 per share due to a number of economic and non-economic issues related to Toucan’s valuation assumptions
The Special Committee formally rejected the initial proposal and offered Toucan the opportunity to submit a revised proposal on
October 21
Response to Toucan
TRANSACTION BACKGROUND

[ 6 ]
Summary of Toucan Proposal
SUMMARY OF TOUCAN PROPOSAL
Notes: Adj. EBITDA is adjusted for one-time items including discontinued operations
1 Unaffected references one-day prior to announcement price on September 8, 2009
2 Debt as of December 31, 2009.  Adjusted for required working capital payments of approximately $15mm for the Restaurant Group
3 Cash as of December 31, 2009 of $27.6mm is shown net of minimum cash for Lion of $13mm (includes $10mm of Goose cage cash) and $13mm of required Goose working capital / construction payments
4 Based on financials provided by management on October 28, 2009
Cash
Unaffected ¹ Current Proposal At
($ in millions, except per share data)
9/8/2009 10/30/2009 10/22/09 Offer Implied Premiums At Offer
Lion Share Price $10.86 $10.90 $13.00 $14.75 Premium to: Statistic Premium
Fully Diluted Shares Outstanding 16.240 16.241 16.288 16.317 Current (10/30/09) $10.90 35.3%
Fully Diluted Equity Value $176 $177 $212 $241
1-Day Prior to 10/22/09 Proposal 10.50 40.5%
Plus : Debt ² 981 981 981 981 1-Day Prior - Unaffected Price (9/8/09) $10.86 35.8%
Less: Excess Cash
³
(2) (2) (2) (2) 1-Week Prior to Unaffected Avg. Price 10.27 43.6%
Total Enterprise Value $1,155 $1,156 $1,191 $1,220
30-Day Prior to Unaffected Avg. Price 9.54 54.6%
60-Day Prior to Unaffected Avg. Price 9.32 58.2%
Implied Valuation Multiples 1-Week Prior to Current Avg. Price $11.35 30.0%
30-Day Prior to Current Avg. Price 10.96 34.6%
Statistic Multiples
60-Day Prior to Current Avg. Price 10.89 35.4%
Public Filings and IBES Estimates: LTM Prior to Current Avg. Price 9.22 60.0%
TEV / LTM 6/30/09 Revenues $1,082 1.1x 1.1x 1.1x 1.1x LTM Prior to Current High Price 12.87 14.6%
TEV / 2009E Revenues 1,038 1.1x 1.1x 1.1x 1.2x LTM Prior to Current Low Price 3.60 309.7%
TEV / 2010E Revenues 1,052 1.1x 1.1x 1.1x 1.2x
TEV / LTM 6/30/09 Adj. EBITDA $187 6.2x 6.2x 6.4x 6.5x
TEV / 2009E Adj. EBITDA 180 6.4x 6.4x 6.6x 6.8x
TEV / 2010E Adj. EBITDA 180 6.4x 6.4x 6.6x 6.8x
LTM 6/30/09 P / E $0.77 14.2x 14.2x 17.0x 19.3x
2009E P / E (0.35) nm nm nm nm
2010E P / E nm nm nm nm nm
Management Projections:
4
TEV / 2009E Revenues $1,067 1.1x 1.1x 1.1x 1.1x
TEV / 2010E Revenues 1,084 1.1x 1.1x 1.1x 1.1x
TEV / 2009E Adj. EBITDA $174 6.7x 6.7x 6.9x 7.0x
TEV / 2010E Adj. EBITDA 183 6.3x 6.3x 6.5x 6.7x
2009E P / E ($0.60) nm nm nm nm
2010E P / E (1.08) nm nm nm nm

[ 7 ]
The go-shop period will end the later of December 17, 2009 or the consummation of the debt financing Go-Shop / Solicitation
Break-up fees include the following:
Lion pays (a) for Toucan’s expenses up to $3.5mm if the Company breaches or if the Company does not hold the
Special Meeting by May 31, 2010; (b) a $4.8mm termination/break-up fee for a deal identified after the go-shop period and a $2.4mm termination fee for an alternative deal identified during the go-shop period
Toucan pays a reverse break-up fee of $20mm if Toucan breaches, if Toucan’s equity commitment is breached or if debt financing is not completed, but not if failure of debt financing due to an act of God or specified adverse and material change in market conditions
Break-Up Fees
$14.75 per share in cash
Total consideration to minority shareholders of approximately $108 million
Implies a Total Enterprise Value (“TEV”) of $1,220 million and an Equity Value of $241 million
Purchase Price and
Consideration
TEV / LTM EBITDA: 6.5x
TEV / 2009E EBITDA: 7.0x
TEV / 2010E EBITDA: 6.7x
LTM P/E: 19.3x; negative projected EPS for 2009E and 2010E periods
Implied Purchase
Multiples ¹
Debt and equity financing is a condition to closing
Equity commitment letter requires Toucan to rollover his equity and provide a cash equity commitment of $40mm
(enforceable by Lion)
No committed debt financing
Highly Confident debt financing letter and term sheets received from Jefferies and Wells Fargo Foothill
Jefferies was Co-Lead Arranger and Wells Fargo Foothill is Administrative Agent on Lion’s current credit facility
Letter and term sheets cover debt financing up to $625mm and the debt financing is subject to certain conditions including satisfactory market conditions, due diligence, Jefferies engagement letter and Jefferies underwriting committee approval
Expect to amend existing $210mm credit facility as follows: increase to $235mm ($75mm revolver, increased from
$50mm, and $160mm term loan); L+600 bps (unchanged) with a 2.00% LIBOR floor (reduced from 3.50%) and
75bps commitment fee (increased from 50bps); extend maturity to 4 years.  Rate must not exceed L+750bps or the agreement can be terminated by Toucan
$390mm of new Senior Secured Notes – rate must not exceed 13.5% or the agreement can be terminated by
Toucan
Financing
Must be approved by a majority of minority of shareholders
HSR
Approvals
Outside date of May 31, 2010
Key Dates
DRAFT MERGER AGREEMENT SUMMARY
Draft Merger Agreement Summary
The following summarizes transaction provisions of the draft merger agreement
Note:
1 Projections per management

[ 8 ]
Transaction Sources and Uses
Set forth below are sources and uses of funds for the transaction as provided by Toucan
SOURCES
($ in millions)
Amount
%
New Revolver ¹ $37 2.9%
New Term Loan 160 12.7%
New Senior Secured Notes 390 31.0%
Existing 7.5% / 9.5% Notes 2 0.1%
Rollover Holiday Inn Debt 10 0.8%
Rollover Goose Debt 488 38.8%
Rollover Equity 131 10.4%
Toucan New Equity 40 3.2%
Total Sources ² $1,258 100.0%
USES
($ in millions)
Amount
%
Accrued Interest $16 1.2%
Refinance Existing Revolver ³ 27 2.1%
Refinance Existing Term Loan 158 12.6%
Refinance Existing Senior Secured Notes 296 23.5%
Existing 7.5% / 9.5% Notes 2 0.1%
Rollover Holiday Inn Debt 10 0.8%
Rollover Goose Debt 488 38.8%
Rollover Equity 131 10.4%
Purchase of Common Equity 107 8.5%
Options 3 0.2%
Fees & Expenses 21 1.7%
Total Uses ² $1,258 100.0%
Notes:
1 Revolver capacity of $75 million
2 Corresponds to transaction value shown previously; difference is accrued interest, fees and expenses and excess cash
3 Adjusted for required working capital payments of approximately $15mm
RECONCILIATION TO TOTAL DEBT
Amount
Existing Revolver ³ $27
Existing Term Loan 158
Existing Senior Secured Notes 296
Existing 7.5% / 9.5% Notes 2
Holiday Inn Debt 10
Goose Debt 488
Reconciliation to Total Debt $981
Based on information provided by Toucan on October 30 assuming a $14.75 per share purchase price

[ 9 ]
Lion Pro Forma Capitalization
Set forth below is a pro forma capitalization for the transaction
12/31/09E PRO FORMA CAPITALIZATION
Notes:
1 $27.6mm cash balance net of $13mm of required Goose working capital / construction payments
2 Existing restaurant revolver capacity of $50 million
3 New revolver capacity of $75 million
Adjustments PF
($ in millions)
12/31/09E Debits Credits 12/31/09E
Cash ¹
$15 $15
Restaurant Group
Existing Restaurant Revolver  ²
$27 $27 $0
Existing WFF Term Loan 158 158 0
Existing Senior Secured Notes 296 296 0
New Revolver ³
0 37 37
New Term Loan 0 160 160
New Senior Secured Notes 0 390 390
7.50% Senior Notes 1 1
9.50% Senior Notes 1 1
Holiday Inn 10 10
Total Restaurant Group Debt $492 $598
Restaurant Group Debt / 2009E EBITDA 3.6x 4.3x
Adj. Restaurant Group Debt / 2009E EBITDAR 4.7x 5.3x
Goose
Revolver $27 $27
First Lien Term Loan 209 209
Delayed Draw Term Loan 117 117
Second Lien Term Loan 132 132
LGE / Kronberg Land Note 4 4
Total Goose Debt $488 $488
Goose Debt / 2009E EBITDA 13.8x 13.8x
Total Debt $981 $1,087
Toucan Equity $131 37 40 $135
Minority Equity 107 107 0
Options 3 3 0
Total Equity $241 $135
Total Debt / 2009E EBITDA 5.6x 6.3x

[ 10 ]
At the direction of the Special Committee, Moelis has contacted 70 parties to date as part of the strategic alternatives process
Third-Party Process Summary
THIRD-PARTY PROCESS SUMMARY
This week, Moelis will reach out to parties that have signed CAs to inform them of the “go-shop” process
Initial indications will be due in mid-November
54
24
13
16
4
70
28
13
0
10
20
30
40
50
60
70
80
Contacted CAs Delivered CAs Signed / CIMs Delivered
Financial Parties Strategic Parties

MOELIS & COMPANY

▪

Price Per Share
Volume (millions)

[ 11 ]
Recent Share Price Performance
Share price performance over the last two years
SHARE PRICE PERFORMANCE—LAST TWO YEARS
Source: Capital IQ
9/9/09 – Announces Toucan’s
intention to negotiate a transaction
9/4/09 – Toucan submits letter
regarding go-private transaction
(undisclosed)
8/14/09 – Special Committee is
formed to explore strategic
alternatives (undisclosed)
2/13/09 – Closes on $296 million of
senior secured notes and a $216
million senior secured credit facility
1/12/09 – Terminates previously
announced go-private transaction
with Toucan
10/18/08 – Board approves
amendment to merger agreement to
be acquired for $13.50 / share
8/8/08 – “Go-shop” period ends
6/18/08 – Enters into definitive
agreement to be acquired by Toucan
for $21.00 / share
4/4/08 – Board receives letter from
Toucan with offer to acquire the
Company for $21.00 / share
1/28/08 – Board
receives letter from
Toucan with offer
to acquire
Company for
$23.50 / share
Lion’s share price has declined ~60% over the past two years
Offer:  $14.75
$0
$5
$10
$15
$20
$25
$30
$35
10/30/2007 2/29/2008 6/30/2008 10/30/2008 2/28/2009 6/30/2009 10/30/2009
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Volume Price Offer ($14.75)

[ 12 ]
Indexed Share Price Performance
Relative share price performance over the last two years
RELATIVE SHARE PRICE PERFORMANCE—LAST TWO YEARS
Source: Capital IQ
Notes:
1 Gaming index includes Ameristar Casinos, Boyd Gaming, Isle of Capri, Monarch Casino & Resort, Penn National Gaming and Pinnacle Entertainment
2 Restaurants index includes Brinker International, Darden Restaurants, O’Charley’s, Red Robin Gourmet Burgers, Ruby Tuesday, Texas Roadhouse, BJ’s Restaurants, California Pizza Kitchen, Cheesecake
Factory, PF Chang’s China Bistro, McCormick & Schmick’s, Morton’s Restaurant Group and Ruth’s Hospitality Group
0
20
40
60
80
100
120
10/30/07 2/29/08 6/30/08 10/30/08 2/28/09 6/30/09 10/30/09
Lion Gaming ¹ Restaurants ² S&P 500
Lion: (61%)
Gaming:  (66%)
Restaurants: (34%)
S&P 500: (32%)
Lion traded approximately in line with the restaurant peer group until 2008, when it began to track the gaming index more closely

MOELIS & COMPANY

Price Per Share ($)
Volume (millions)

[ 13 ]
Long-Term Share Price Performance
Share price performance since Initial Public Offering
SHARE PRICE PERFORMANCE—SINCE IPO
Source: Capital IQ
Offer:  $14.75
$0
$5
$10
$15
$20
$25
$30
$35
$40
1993 1995 1997 1999 2001 2003 2005 2007 2009
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Volume Price Offer ($14.75)

MOELIS & COMPANY

Total Enterprise Value / LTM EBITDA

[ 14 ]
Trailing Total Enterprise Value / EBITDA Multiple
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
TEV / LTM EBITDA MULTIPLE ¹—SINCE 2000
Source: Capital IQ
Note:
1 LTM EBITDA is not adjusted for discontinued operations that became discontinued after the respective periods shown; therefore figures shown do not tie to other multiples shown
Current: 5.4x
Offer: 6.3x
1-Year Average: 5.2x
3-Year Average: 6.5x
5-Year Average: 6.9x
10-Year Average: 6.6x
Offer:  6.3x

II. Valuation Analyses

[ 16 ]
Valuation Framework
Key Metrics Methodology
Comparable public trading multiples establish baseline valuation parameters
TEV / EBITDA, P/E and PEG multiples are relevant metrics for restaurant companies based on
2010E EBITDA and EPS
2010E TEV / EBITDA multiples are most relevant for the Restaurant Group given Lion’s negative / nominal projected EPS
TEV / EBITDA multiples are relevant metrics for gaming companies based on 2010E EBITDA
Need to assess both restaurant and gaming multiples separately
Comparable Public
Trading Multiples
Leveraged Buyout
Analysis
Traditional Discounted
Cash Flow Analysis
Precedent Transaction
Multiples
Based on capital structure and purchase value combination that produces a 25%+ IRR to investors
Financial sponsor returns expectations are increasing given the changes in the capital markets and economic outlook
Based on management’s financial projections through 2014 (five year projections)
Highly sensitive to assumptions on terminal cash flow, growth and discount rates
Need to assess both restaurant and gaming operations separately
TEV / LTM EBITDA multiples were considered for restaurant precedent transactions
TEV / Forward EBITDA multiples were considered for gaming precedent transactions
Standard valuation practices for each industry
Financial projections provided by management on September 29 and updated on October 28 th
form the basis for
Moelis’ valuation analysis
Moelis employed four principal methodologies in its valuation analysis for Lion th

[ 17 ]
Summary of Historical and Projected Financials
Fiscal Year Ended December 31,
($ in millions)
2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E
Units 164 173 174 174 174 177 180 183 186
Same Store Sales 4.6% 0.6% (2.3%) (7.4%) 1.0% 1.0% 1.0% 1.0% 1.0%
Revenues $1,102 $1,160 $1,144 $1,067 $1,084 $1,115 $1,152 $1,180 $1,208
Revenue Growth % 5.3% (1.4%) (6.7%) 1.6% 2.8% 3.3% 2.5% 2.4%
COGS 250 256 245 217 220 225 231 236 240
Gross Profit $852 $904 $899 $850 $864 $889 $921 $944 $967
Gross Margin 77.4% 77.9% 78.5% 79.6% 79.7% 79.8% 80.0% 80.0% 80.1%
Labor 358 375 366 346 352 362 373 382 391
Other Operating Expenses 278 292 288 269 282 286 292 297 301
Unit Level Profit $216 $237 $244 $235 $230 $241 $256 $266 $276
Unit Level Profit Margin 19.6% 20.4% 21.3% 22.0% 21.2% 21.6% 22.2% 22.5% 22.8%
Adj. EBITDA ¹ $158 $182 $192 $174 $183 $194 $208 $218 $228
EBITDA Margin 14.4% 15.7% 16.8% 16.3% 16.9% 17.4% 18.1% 18.5% 18.9%
EBITDA Growth % 14.7% 5.7% (9.6%) 5.2% 5.9% 7.7% 4.7% 4.6%
Depreciation & Amortization 56 65 70 73 83 85 86 88 89
Adj. EBIT ¹ $103 $116 $122 $101 $100 $109 $122 $131 $139
EBIT Margin 9.3% 10.0% 10.7% 9.4% 9.2% 9.8% 10.6% 11.1% 11.5%
EBIT Growth % 13.6% 4.6% (17.4%) (0.8%) 9.1% 12.3% 6.9% 6.3%
Adj. Net Income ² $36 $29 $26 ($10) ($17) $1 $26 $34 $41
Net Income Margin 3.3% 2.5% 2.3% nm nm 0.1% 2.2% 2.9% 3.4%
Net Income Growth % (19.3%) (9.9%) nm nm nm 3932.1% 32.5% 21.2%
Maintenance Capital Expenditures 20 29 25 25 21 21 21 21 21
Growth Capital Expenditures ³
160 91 79 102 9 9 9 9 9
Total Capital Expenditures $180 $120 $104 $127 $30 $30 $30 $30 $30
The following sets forth historical and projected financials for the consolidated company received from management on October 28
th
SUMMARY OF HISTORICAL AND PROJECTED FINANCIALS
Notes:
1 2009E Adjusted EBITDA is adjusted for the following one-time items: transaction costs of $1.7mm (related to historical transactions), debt retirement expenses of $4.0mm, non-recurring gains of $32.7mm and swap adjustment income of $4.9mm.  The $32.7mm of non-recurring gains include the following: lease termination of $7.5mm, excess insurance proceeds of $4.5mm, gain on asset sales of $1.3mm and gain on Goose debt buyback of $19.4mm
2 2006-2009E adjusted net income per Moelis estimates using a tax rate of 32.0% (per management)
3 Significant growth capex in 2009E is related to the new Goose tower

[ 18 ]
th
Summary of Historical and Projected Financials—Restaurant Group
Fiscal Year Ended December 31,
($ in millions)
2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E
Units 164 173 174 174 174 177 180 183 186
Same Store Sales 4.6% 0.6% (2.3%) (7.4%) 1.0% 1.0% 1.0% 1.0% 1.0%
Revenues $871 $894 $891 $841 $852 $869 $887 $905 $923
Revenue Growth % 2.7% (0.4%) (5.5%) 1.2% 2.1% 2.0% 2.0% 2.0%
COGS 237 242 231 204 206 210 215 219 223
Gross Profit $634 $653 $660 $637 $646 $659 $672 $686 $699
Gross Margin 72.8% 73.0% 74.1% 75.8% 75.8% 75.8% 75.8% 75.8% 75.8%
Labor 256 259 258 244 249 255 260 265 270
Other Restaurant Operating Expenses 209 220 220 201 210 213 217 220 224
Restaurant Level Profit $168 $173 $181 $192 $186 $191 $196 $201 $206
Restaurant Level Profit Margin 19.3% 19.3% 20.3% 22.8% 21.9% 22.0% 22.1% 22.2% 22.3%
Adj. EBITDA ¹ $110 $119 $130 $138 $140 $144 $149 $154 $159
EBITDA Margin 12.7% 13.3% 14.6% 16.4% 16.4% 16.6% 16.8% 17.0% 17.2%
EBITDA Growth % 7.4% 9.7% 6.2% 1.0% 3.4% 3.3% 3.3% 3.2%
Depreciation & Amortization 44 47 49 50 50 51 51 52 52
Adj. EBIT ¹ $67 $71 $81 $88 $90 $94 $98 $103 $107
EBIT Margin 7.7% 8.0% 9.1% 10.5% 10.5% 10.8% 11.1% 11.3% 11.6%
EBIT Growth % 6.8% 13.6% 9.0% 1.5% 4.7% 4.6% 4.4% 4.3%
Adj. Net Income ² $22 $16 $22 $9 $4 $18 $36 $41 $45
Adj. Net Income Margin 2.5% 1.8% 2.5% 1.0% 0.4% 2.1% 4.1% 4.6% 4.9%
Adj. Net Income Growth % (28.5%) 39.5% (60.2%) (57.5%) 386.5% 102.3% 13.4% 8.7%
Maintenance Capital Expenditures 10 12 14 15 13 13 13 13 13
Growth Capital Expenditures 77 43 29 5 9 9 9 9 9
Total Capital Expenditures $87 $56 $43 $20 $22 $22 $22 $22 $22
SUMMARY OF RESTAURANT GROUP FINANCIALS
The following sets forth histori cal and projected financials for the Restaurant Group received from management on October 28
Notes:
1 2009E Adjusted EBITDA is adjusted for the following one-time items: transaction costs of $1.7mm, debt retirement expenses of $4.0mm and non-recurring gains of $32.7mm. The $32.7mm of non-
recurring gains include the following: lease termination of $7.5mm, excess insurance proceeds of $4.5mm, gain on asset sales of $1.3mm and gain on Goose debt buyback of $19.4mm
2 2006-2009E adjusted net income per Moelis estimates using a tax rate of 32.0% (per management)

[ 19 ]
SUMMARY OF GOOSE FINANCIALS
Summary of Historical and Projected Financials—Goose
Fiscal Year Ended December 31,
($ in millions)
2006A 2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E
Revenues $231 $266 $253 $225 $233 $246 $265 $275 $285
Revenue Growth % 3.1% 5.6% 7.9% 3.9% 3.6%
Adj. EBITDA ¹ $48 $63 $62 $35 $43 $49 $59 $64 $69
EBITDA Margin 20.7% 23.7% 24.5% 15.7% 18.5% 20.0% 22.3% 23.3% 24.2%
EBITDA Growth % 31.7% (1.9%) (42.8%) 21.8% 13.9% 20.4% 8.5% 7.8%
Depreciation & Amortization 12 18 21 23 33 34 35 36 37
Adj. EBIT ¹ $36 $45 $41 $12 $10 $15 $24 $28 $32
EBIT Margin 15.4% 17.0% 16.1% 5.5% 4.4% 6.1% 9.1% 10.2% 11.2%
EBIT Growth % 26.3% (9.6%) (69.8%) (17.6%) 47.9% 60.8% 16.7% 13.6%
Adj. Net Income ² $14 $14 $4 ($18) ($21) ($17) ($11) ($7) ($3)
Adj. Net Income Margin 6.2% 5.1% 1.8% nm nm nm nm nm nm
Adj. Net Income Growth % (5.0%) (67.1%) nm nm nm nm nm nm
Maintenance Capital Expenditures $10 $17 $11 $10 $8 $8 $8 $8 $8
Growth Capital Expenditures 83 48 50 97 0 0 0 0 0
Total Capital Expenditures $93 $64 $61 $106 $8 $8 $8 $8 $8
Las Vegas Operating Statistics
ADR $72.24 $73.92 $77.43 $83.67 $88.65 $93.61
Occupancy % 89.6% 79.8% 81.8% 85.8% 86.8% 88.7%
RevPAR $64.74 $59.01 $63.35 $71.77 $76.91 $83.05
Laughlin Operating Statistics
ADR $40.74 $42.00 $43.00 $43.74 $43.74 $43.74
Occupancy % 87.0% 87.0% 88.0% 88.9% 88.9% 88.9%
RevPAR $35.44 $36.53 $37.83 $38.91 $38.91 $38.91
The following sets forth historical and projected financials for Goose received from management on October 28
th
Notes:
1 2009E Adjusted EBITDA is adjusted for the following one-time item: swap adjustment income of $4.9mm
2 2006-2009E adjusted net income per Moelis estimates using a tax rate of 32.0% (per management)

[ 20 ]
Key Projections Assumptions
The following are management’s key assumptions for the financial projections
KEY PROJECTIONS ASSUMPTIONS
Construction of the Las Vegas new tower is completed in Q4 2009
EBITDA is projected to be $35mm in 2009 (15.7% margin), increasing to $43mm in 2010 (18.5% margin) and $69mm by 2014 (24.2% margin)
The property’s room rates have been under pressure due to the recession and new supply coming to the Las Vegas market (CityCenter)
Goose Financials
For presentation purposes, Adjusted EBITDA is shown which excludes certain non-recurring items and represents the continuing operations of the business
Projections exclude discontinued / closed restaurant operations; assumed to be sold by 12/31/09 with no net cash proceeds
Year-end cash is projected to be $27.6mm
Management estimates minimum cash for the Company to be $13mm ($3mm for the Restaurant Group and
$10mm Goose cage cash)
Cash and debt are pro forma for certain one-time payments (totaling $28mm) that are expected to be made in the next two quarters
Other
Restaurant Group:
2010-2014: Total capex of $22mm per year consisting of maintenance capex of $13mm and growth capex of
$9mm ($3mm per new unit)
Pre-opening expense of approximately $250,000 per new unit
Steady state capex for calculating the discounted cash flow terminal value: $31mm total, consisting of $12mm maintenance, $9mm replacement for normal course store closings, $1-$2mm corporate / general and $8-$9mm growth consistent with a 2% perpetuity cash flow growth rate
Goose:
Maintenance capex of $7.5mm through 2014, with an additional $6.0mm of growth capex projected into perpetuity per management
Capital Expenditures
2010-2014 projections based on positive 1% same-store sales at existing restaurants and restaurant level profit
(“RLP”) flow-through on incremental sales of 40% (2009 baseline)
Two new units in 2009 including one Rabbit and one Sabre
Three new units per year from 2010 to 2014 (all Sabre)
New units generate approximately $3.0 million of revenue and $450,000 of restaurant level profit per year (mid-year convention used)
2009 financials include actuals through September; October-December '09 -5% SSS and Flat RLP for Sabre, -7% SSS
and -15% RLP “flow-through” all other concepts
Restaurant Group
Financials

[ 21 ]
Summary Valuation Analysis
SUMMARY VALUATION ANALYSIS—TOTAL ENTERPRISE VALUE
RESTAURANT GROUP
GOOSE
COMBINED
(6.5x) (8.0x)
(6.5x) (9.0x)
(6.0x) (9.5x)
(4.5x) (6.5x)
(6.0x) (7.5x)
(5.0x) (7.0x)
Implied TEV /
2010E EBITDA
Implied Share Price
TEV
(5.5x) (6.0x)
(6.9x) (5.0x)
(5.7x)
(5.3x) (7.6x)
(7.5x)
- 1.6x 3.3x 4.9x 6.6x 8.2x
- - - - $14.37 $32.03
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86 (6.3x)
Offer:
$14.75 (6.7x)
Note: Multiple of 2010E EBITDA shown in parentheses except restaurant precedent transactions which are LTM
1  Precedent transactions shown net of estimated $45mm of change of control payments to Toucan
Total Enterprise Value
(5.7x) (6.5x)
($ in millions, except per share data)
Relevant Metrics
2010E EBITDA: $140mm
LTM Adj. EBITDA: $136mm
0.0%-3.0% Free Cash Flow
Perpetuity Growth Rate
11.0%-12.0% WACC
2010E EBITDA: $43mm
2010E EBITDA: $43mm
0.0%-3.0% Free Cash Flow
Perpetuity Growth Rate
11.0%-13.5% WACC
Implied Multiples of 2010E
EBITDA: $183mm
$960
$1,050
$910
$1,005
$1,035
$260
$280
$280
$700
$815
$630
$1,390
$1,365
$1,255
$1,095
$1,185
$410
$390
$345
$980
$1,020
$910
$0 $300 $600 $900 $1,200 $1,500
Discounted Cash Flow Analysis
Precedent Transactions ¹
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies

[ 22 ]
Goose Separation Considerations
Goose debt is non-recourse to the Restaurant Group
However, management noted the following negative consequences to the Restaurant Group if the
Restaurant Group does not honor the debt at Goose, including but not limited to the following:
Vendors withdrawing / cancelling services
Employee retention and ability to hire going forward
Negative media impact – particularly in Texas where the media would focus on Lion, not
Goose, and where Lion has a significant portion of its restaurant locations
Reduction of Restaurant Group revenue and EBITDA
Challenges in accessing the capital markets
•
Higher cost of debt and equity expected due to credibility issues
•
Lender overlap across the Restaurant Group and Goose
Impact on ability to sign new leases
Disruption to the business and management distraction
Legal costs and litigation risk
Management noted that each of these consequences would be severe in the short-term, less dramatic in the long-term, but both were to difficult to quantify
GOOSE SEPARATION CONSIDERATIONS

[ 23 ]
Summary Valuation Analysis (cont.)
SUMMARY VALUATION ANALYSIS—EQUITY VALUE
RESTAURANT GROUP
GOOSE
COMBINED
Equity Value
Equity Value – assumes Goose debt is treated as consolidated debt for equity valuation purposes
Price Per Share - - - - $6.19 $12.29 $18.32 $24.22 $30.05 $35.80 $41.55 -
($ in millions, except per share data)
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86
Offer:
$14.75
Note: Implied share prices shown next to equity value for the combined company.  Comparable companies and precedent transactions are shown net of $28mm of required working capital payments ($15mm allocated to the Restaurant Group and $13mm to Goose)
1  Precedent transactions shown net of estimated $45mm of change of control payments to Toucan
1
$235
$335
$150
$515
$430
($155)
($115)
($80)
$60 / $3.60
$25 / $1.50
($70) / ($4.75)
$70 / $4.25
$5 / $0.25
($230)
($220)
($220)
$540
$210 / $12.87
$120 / $7.50
$275 / $16.75
$380 / $23.00
$435 / $26.25
($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 $600 $700
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies

[ 24 ]
Summary Valuation Analysis (cont.)
SUMMARY VALUATION ANALYSIS—EQUITY VALUE
RESTAURANT GROUP
GOOSE
Equity Value
COMBINED
($ in millions, except per share data)
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86
Offer:
$14.75
Price Per Share
- - - - $6.19 $12.29 $18.32 $24.22 $30.05 $35.80 $41.55 -
Moelis has not deducted any breakage costs, penalties or other negative financial impacts to the Restaurant Group if Goose debt is not honored.  Though management has indicated that Lion would incur such costs, they have not been able to quantify them
1
$0
$235
$335
$150
$515
$430
$235 / $14.50
$290 / $17.75
$150 / $9.25
$25 / $1.50
$60 / $3.60
$0
$0
$515 / $31.00
$495 / $29.75
$430 / $26.00
$120 / $7.50
$210 / $12.87
$540
($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 $600 $700
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Note:  Implied share prices shown next to equity value for the combined company.  Comparable companies and precedent transactions are shown net of $28mm of required working capital payments ($15mm allocated to the Restaurant Group and $13mm to Goose)
1  Precedent transactions shown net of estimated $45mm of change of control payments to Toucan
Equity Value – assumes Goose debt is non-recourse to the Company

[ 25 ]
Market Data on Selected Restaurant Companies
Trading statistics as of October 30, 2009
SELECTED RESTAURANT TRADING COMPARABLES
Source: Capital IQ, Public filings. Management estimates
Notes:
1 Market value of equity plus net debt
2 Represents Adj. EV / EBITDAR. EV + (8*LTM Rent Expense) / EBITDAR
3 Forward multiples based on management projections
Lion’s restaurant operations comprise bar & grill, casual dining and upscale and fine dining concepts
The selected comparable companies below capture each of these sub-sectors within the restaurant industry as well as multi-concept operators
Share Price 52 Week Equity Enterprise Enterprise Value/LTM Forward EV/EBITDA Forward P/E PEG Ratio Growth Adj. Debt / Debt /
($ in millions, except per share data)
10/30/2009 High Low Value
Value 1
EBITDAR ²
EBITDA EBIT 2009E 2010E 2009E 2010E 2009E 2010E Rate LTM EBITDAR LTM EBITDA
Casual Dining
Brinker International Inc. $12.64 $20.09 $3.88 $1,291.1 $1,925.8 5.7x 5.0x 8.4x 5.0x 5.1x 9.3x 9.2x 92.2% 91.4% 10.1% 3.4x 1.9x
Darden Restaurants, Inc. 30.31 41.21 13.21 4,234.5 5,960.6 6.6x 6.4x 9.2x 6.5x 6.2x 11.6x 10.5x 94.1% 84.9% 12.3% 2.7x 1.9x
O'Charley's Inc. 7.01 11.41 1.19 145.6 260.3 5.2x 3.9x 14.8x 3.5x 3.5x 21.9x 21.7x 175.3% 173.6% 12.5% 3.9x 2.0x
Red Robin Gourmet Burgers Inc. 16.71 26.44 7.49 259.9 458.4 5.8x 4.8x 11.8x 4.7x 4.6x 10.5x 10.0x 75.0% 71.2% 14.0% 3.9x 2.2x
Ruby Tuesday, Inc. 6.66 9.38 0.85 429.5 810.1 6.4x 5.8x 12.1x 6.1x 6.1x 10.0x 9.7x 95.4% 92.5% 10.5% 4.0x 2.8x
Texas Roadhouse Inc. 9.47 12.75 4.09 664.4 768.6 6.9x 6.9x 11.1x 6.8x 6.3x 15.6x 14.4x 92.1% 85.0% 16.9% 2.1x 1.1x
Mean $1,170.9 $1,697.3 6.1x 5.5x 11.2x 5.4x 5.3x 13.2x 12.6x 104.0% 99.8% 12.7% 3.3x 2.0x
Median 547.0 789.3 6.1x 5.4x 11.4x 5.5x 5.6x 11.0x 10.2x 93.1% 88.2% 12.4% 3.7x 2.0x
Upscale Casual Dining
BJ's Restaurants Inc. $15.96 $18.14 $6.63 $428.9 $423.2 9.3x 9.9x 21.5x 9.6x 8.2x 31.1x 26.0x 126.0% 105.1% 24.7% 2.5x 0.2x
California Pizza Kitchen Inc. 12.99 17.44 5.24 313.7 350.0 6.5x 5.6x 13.8x 5.3x 5.0x 16.4x 15.2x 109.3% 101.3% 15.0% 3.5x 0.8x
The Cheesecake Factory Incorporated 18.18 21.01 4.96 1,093.6 1,161.3 7.4x 7.0x 13.8x 6.8x 6.7x 18.4x 16.6x 128.5% 116.2% 14.3% 3.6x 0.9x
PF Chang's China Bistro Inc. 29.19 36.98 14.51 683.0 820.5 6.7x 6.3x 14.4x 6.0x 5.9x 16.8x 15.5x 115.2% 106.5% 14.5% 2.9x 1.2x
Mean $629.8 $688.8 7.5x 7.2x 15.9x 6.9x 6.4x 20.7x 18.3x 119.8% 107.3% 17.1% 3.1x 0.8x
Median 555.9 621.8 7.0x 6.6x 14.1x 6.4x 6.3x 17.6x 16.1x 120.6% 105.8% 14.8% 3.2x 0.8x
Fine Dining
McCormick & Schmick'sSeafood Restaurants, Inc. $6.02 $9.45 $1.46 $89.3 $106.6 6.6x 4.8x 17.6x 4.6x 4.3x 22.2x 16.6x 153.2% 114.4% 14.5% 5.0x 1.1x
Morton's Restaurant Group Inc. 3.74 4.97 1.42 62.0 138.2 8.6x 9.7x nm 7.6x 6.5x 24.9x 14.6x 178.1% 103.9% 14.0% 7.1x 5.4x
Ruth's Hospitality Group Inc. 3.11 4.74 0.70 75.2 221.0 7.0x 6.3x 12.4x 6.2x 6.3x 8.9x 8.8x 72.5% 71.6% 12.3% 5.8x 4.3x
Mean $75.5 $155.2 7.4x 6.9x 15.0x 6.1x 5.7x 18.7x 13.3x 134.6% 96.7% 13.6% 6.0x 3.6x
Median 75.2 138.2 7.0x 6.3x 15.0x 6.2x 6.3x 22.2x 14.6x 153.2% 103.9% 14.0% 5.8x 4.3x
Overall Mean $751.6 $1,031.1 6.8x 6.3x 13.4x 6.0x 5.7x 16.7x 14.5x 115.9% 101.4% 14.3% 3.9x 2.0x
Overall Median 428.9 458.4 6.6x 6.3x 13.1x 6.1x 6.1x 16.4x 14.6x 109.3% 101.3% 14.0% 3.6x 1.9x
Lion ³ $10.90 $12.87 $3.60 $177.0 $1,156.0 6.5x 6.2x 9.2x 6.7x 6.3x na na na na 12.0% 5.7x 5.2x
Lion at Offer ³ 14.75 12.87 3.60 240.7 1,219.7 6.8x 6.5x 9.7x 7.0x 6.7x na na na na 12.0% na na

[ 26 ]
Selected Restaurant Precedent Transactions
SELECTED RESTAURANT PRECEDENT TRANSACTIONS
Source: Company Filings, Capital IQ, Wall Street Research
Note: Statistics are based on publicly disclosed information
Date TEV TEV /
Announced Target Acquirer ($mm) LTM EBITDA
8/16/07 RARE Hospitality Darden $1,368 11.5x
7/16/07 Applebee's IHOP Corp. 2,040 9.9x
6/17/07 Friendly’s Sun Capital 339 8.1x
5/7/07 Smith & Wollensky Bunker Hill Capital 99 10.4x
11/6/06 Outback Bain & Catterton 3,430 10.3x
10/30/06 Logan's BRS, Black Canyon 461 9.5x
10/9/06 Joe’s Crab Shack JH Whitney 192 na
8/28/06 Cheddar’s Oak & Catterton na na
8/18/06 Lone Star Lone Star Funds 565 11.4x
8/10/06 Real Mex Sun Capital 359 6.3x
7/25/06 Ryan's Buffets 861 8.8x
6/5/06 Bravo BRS & Castle Harlan na na
1/10/06 Uno Restaurant Centre Partners na na
12/12/05 Fox & Hound Newcastle Partners 171 7.7x
12/9/05 Dave & Buster's Wellspring Capital 375 6.2x
9/16/05 Claim Jumper Leonard Green na na
1/20/05 Charlie Brown’s Trimaran 140 na
6/14/04 Mimi's Cafe Bob Evan's 182 9.9x
Overall Mean $756 9.2x
Overall Median 367 9.7x
Most Comparable Mean $274 6.7x
Most Comparable Median 276 6.3x
Lion @ Offer ($14.75) Toucan $1,220 6.5x
For Reference:
9/30/02 Saltgrass Steak House Landry's Restaurants $75 5.6x
2/19/02 C.A. Muer Landry's Restaurants 28 na
9/26/00 Rainforest Cafe Landry's Restaurants 58 2.4x
Moelis considered the following in determining the most comparable restaurant transactions
Focus on casual dining transaction over the past five years
Dismissed transactions with significant real estate holdings
Highlighted regional casual diners or mixed entertainment/restaurant businesses

[ 27 ]
Market Data on Selected Gaming Companies
Net Debt /
Share¹
52 Week
Equity Enterprise
TEV / EBITDA Price / Earnings
LT Growth 2009E
($US millions, except per share data)
Price High Low Value Value CY09E CY10E CY11E CY09E CY10E CY11E Rate EBITDA
Mid-Cap (Major Markets²)
Boyd Gaming Corp $7.36 $12.86 $2.81 $635 $3,313 8.4x 8.2x 8.0x 17.8x 14.5x 12.1x 16.0% 6.8x
Mean 8.4x 8.2x 8.0x 17.8x 14.5x 12.1x 16.0% 6.8x
Mid-Cap (Other Markets)
Penn National Gaming $25.13 $35.18 $13.68 $1,992 $4,274 7.4x 6.7x 6.5x 20.9x 17.7x 15.9x na 2.8x
Ameristar Casinos Inc. 14.72 23.00 4.64 862 2,440 7.1x 6.7x 6.7x 11.7x 12.5x 10.8x 10.0% 4.6x
Isle of Capri Casinos Inc. 7.75 14.48 2.04 246 1,436 7.3x 7.2x 7.0x 42.6x 14.4x 16.0x na 6.1x
Pinnacle Entertainment Inc. 8.45 13.99 2.74 508 1,379 7.2x 6.4x 5.6x nm nm 22.2x na 4.5x
Mean 7.3x 6.7x 6.5x 25.1x 14.9x 16.2x 10.0% 4.5x
Median 7.3x 6.7x 6.6x 20.9x 14.4x 15.9x 10.0% 4.6x
Single Asset
Monarch Casino & Resort Inc. $6.94 $12.20 $3.80 $112 $153 6.8x 6.4x 5.7x 20.2x 15.8x 11.1x na 1.8x
Mean 6.8x 6.4x 5.7x 20.2x 15.8x 11.1x na 1.8x
Overall Mean 7.4x 6.9x 6.6x 22.6x 15.0x 14.7x 13.0% 4.4x
Overall Median 7.3x 6.7x 6.6x 20.2x 14.5x 14.0x 13.0% 4.6x
Lion ³ $10.90 $12.87 $3.60 $177 $1,156 6.7x 6.3x na na na na 12.0% 5.4x
Lion at Offer ³ 14.75 12.87 3.60 241 1,220 7.0x 6.7x na na na na 12.0% na
Trading statistics as of October 30, 2009
SELECTED GAMING TRADING COMPARABLES
Source: Capital IQ, Public filings, Management estimates
Notes:
1 Share prices as of October 30, 2009
2 Major markets defined as companies receiving a majority of property EBITDA in Atlantic City, NJ and Las Vegas, NV
3 Forward multiples based on management projections
Goose consists of two assets both in Nevada – one in Downtown Las Vegas and the other in Laughlin
As such, Moelis considered small / mid cap publicly traded operators as well as Monarch Casino & Resort, which is a single asset property (in Reno, Nevada)

[ 28 ]
Selected Gaming Precedent Transactions
SELECTED GAMING PRECEDENT TRANSACTIONS
Source: Company Filings, Capital IQ, Wall Street Research, Management estimates
Notes:  Mean and medians exclude withdrawn transactions
1 Forward EBITDA estimate for year of transaction if deal took place in first half of year; forward EBITDA for next calendar year if deal took place in second half of the year.  Based on public information
2 Offer withdrawn in July 2008; multiple based on 2009E EBITDA; excluded from mean and median
3 Full acquisition offer withdrawn in March 2009; instead Crown acquired a 24.5% stake in Cannery
4 Multiple based on 2006E EBITDA
5 Multiple based on management estimates
Moelis focused on recent gaming
operator transactions with an
emphasis on the following:
Golden Nugget purchase
multiples
Assets in or around the Las
Vegas Strip and/or locals
markets
Small / mid cap gaming
operators
Moelis focused less on transactions
completed during 2006-July 2007
Inflated asset values due to
financing and real estate
environment
Recent Treasure Island transaction is
a useful recent benchmark
Las Vegas Strip asset (vs.
downtown location for Goose)
Multiple may be inflated due to
tax attributes of the transaction
Date TEV TEV /
Announced Target Acquirer ($mm) EBITDA ¹
August 2007 - Present
12/15/08 Treasure Island Ruffin Acquisition $775 8.2x
9/23/08 Tropicana Atlantic City Icahn 200 na
12/11/07 Cannery Casino Resorts ² Crown Limited 1,752 10.2x
Mean 8.2x
2006 - July 2007
6/15/07 Penn National Gaming ³ Fortress / Centerbridge $8,894 13.0x
4/23/07 American Casino & Ent. Prop. Whitehall Street Fund 1,487 na
4/4/07 Gateway Casinos PBL Ltd. / Macquarie 785 15.1x
4/3/07 Resorts East Chicago Ameristar 675 10.5x
12/19/06 Harrah’s Apollo / TPG 27,812 10.1x
12/4/06 Station Casinos Fertitta Colony Partners 8,676 13.5x
5/19/06 Aztar Corp. Columbia Ent. 2,707 11.8x
3/20/06 Kerzner International Ltd. Investor Group 3,800 15.8x
Mean 12.8x
Prior to 2006
2/4/05 Golden Nugget Landry’s Restaurants $318 9.1x
11/3/04 Argosy Gaming Penn National Gaming 2,150 7.7x
9/27/04 Harrah’s / Caesars Assets Colony Capital 1,240 8.1x
7/15/04 Caesars Harrah’s 10,224 8.0x
6/4/04 Mandalay Resort MGM MIRAGE 7,692 10.0x
2/9/04 Coast Casinos Boyd Gaming 1,253 7.4x
9/11/03 Horseshoe Gaming Harrah’s 1,388 7.2x
6/26/03 Golden Nugget Poster Financial Group 215 6.7x
2/22/00 Mirage Resorts MGM Grand 6,354 9.9x
Mean 8.2x
Overall Mean 9.9x
Overall Median 9.5x
Lion @ Offer ($14.75)
Toucan 6.7x
5
4

[ 29 ]
Discounted Cash Flow
Analysis—Assumptions
Moelis valued the Lion Restaurant Group and Goose separately
Separate discount rates were used for each
Given the significant leverage on Goose, two methods to calculate the discount rate were employed to derive the discounted cash flow valuation for consolidated Lion:
Low Discount Rate: Reflects a target capital structure derived from the comparable companies
•
11.0% discount rate for the Restaurant Group
•
11.0% discount rate for Goose
High Discount Rate: Reflects Lion’s current capital structure
•
12.0% discount rate for the Restaurant Group
•
13.5% discount rate for Goose
•
The discount rates are higher because the presumed debt to cap and cost of debt is higher than comparable companies
Please see Appendix A for additional discount rate detail
Due to Goose’s leverage, Goose is estimated to have a negative equity value
Though Goose debt is non-recourse to Lion, Goose is perceived to have an overhang on the stock as the entity continues to receive cash infusions from Lion
Lion’s consolidated valuation is shown two ways: (i) assuming Goose debt is consolidated and (ii) assuming Goose debt is not consolidated
•
If Goose’s equity value is negative but is included as zero in the combined valuation, the debt has been adjusted to match the total enterprise value
The discounted cash flow analysis also assumes the following:
Valuation date as of 12/31/09
2.0% perpetuity growth rate for the Restaurant Group and Goose
Assumes depreciation and steady state capital expenditures are equal in perpetuity – steady state capital expenditures were provided by management
39.0% effective tax rate (35.0% Federal + 4.0% State)
NOLs and special tax credits / benefits have not been separately valued due to the Company’s projected lack of positive net income in the next several years ($49mm of NOLs and $36mm of tax credits as of 9/30/09)
The following sets forth assumptions used in the discounted cash flow analysis for Lion
DISCOUNTED CASH FLOW ANALYSIS—ASSUMPTIONS

[ 30 ]
Assumes Goose Debt is Consolidated Assumes Goose Debt is Not Consolidated
Discount Rate Based on Avg. of Discount Rate Based on Avg. of
($ in millions, except per share data)
Statistic Comparables Company High / Low Comparables Company High / Low
Restaurant Group
11.0% 12.0% 11.0% 12.0%
Total Enterprise Value $912 $827 $870 $912 $827 $870
Less: Debt (477) (477) (477) (477) (477) (477)
Plus: Cash 15 15 15 15 15 15
Total Equity Value $450 $364 $407 $450 $364 $407
TEV / 2009E Adj. EBITDA $138 6.6x 6.0x 6.3x 6.6x 6.0x 6.3x
TEV / 2010E Adj. EBITDA 140 6.5x 5.9x 6.2x 6.5x 5.9x 6.2x
Goose
11.0% 13.5% 11.0% 13.5%
Total Enterprise Value $381 $298 $339 $381 $298 $339
Less: Debt (488) (488) (488) (381) (298) (339)
Plus: Cash 0 0 0 0 0 0
Total Equity Value ($108) ($190) ($149) $0 $0 $0
TEV / 2009E Adj. EBITDA $35 10.8x 8.4x 9.6x 10.8x 8.4x 9.6x
TEV / 2010E Adj. EBITDA 43 8.8x 6.9x 7.9x 8.8x 6.9x 7.9x
Total Enterprise Value - Consolidated $1,293 $1,125 $1,209 $1,293 $1,125 $1,209
Less: Debt (966) (966) (966) (858) (775) (817)
Plus: Cash 15 15 15 15 15 15
Total Equity Value $342 $174 $258 $450 $364 $407
Implied Value Per Diluted Share $20.80 $10.73 $15.80 $27.15 $22.11 $24.63
TEV / 2009E Adj. EBITDA $174 7.4x 6.5x 7.0x 7.4x 6.5x 7.0x
TEV / 2010E Adj. EBITDA 183 7.1x 6.2x 6.6x 7.1x 6.2x 6.6x
Discounted Cash Flow
Analysis—Summary
The following sets forth a summary of the discounted cash flow analysis for Lion
DISCOUNTED CASH FLOW ANALYSIS—SUMMARY
Note:  $28mm of required working capital payments are projected to be paid in Q1 2010.  Excludes potential additional value from corporate and non-strategic real estate –
additional real estate analysis is shown in the Appendix

[ 31 ]
Discounted Cash Flow
Analysis—Consolidated
The following sets forth discounted cash flow sensitivity analysis for Lion
TOTAL ENTERPRISE VALUE IMPLIED TEV / 2010E EBITDA MULTIPLE
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.5% 10.5% $1,186 $1,266 $1,365 $1,491 $1,655
11.0% 11.5% 1,120 1,189 1,273 1,378 1,512
11.5% 12.5% 1,061 1,121 1,194 1,283 1,395
12.0% 13.5% 1,009 1,062 1,125 1,202 1,297
12.5% 14.5% 962 1,009 1,065 1,131 1,213
11.0% 11.0% $1,134 $1,206 $1,293 $1,402 $1,542
12.0% 13.5% 1,009 1,062 1,125 1,202 1,297
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.5% 10.5% 6.5x 6.9x 7.5x 8.2x 9.1x
11.0% 11.5% 6.1x 6.5x 7.0x 7.5x 8.3x
11.5% 12.5% 5.8x 6.1x 6.5x 7.0x 7.6x
12.0% 13.5% 5.5x 5.8x 6.2x 6.6x 7.1x
12.5% 14.5% 5.3x 5.5x 5.8x 6.2x 6.6x
11.0% 11.0% 6.2x 6.6x 7.1x 7.7x 8.4x
12.0% 13.5% 5.5x 5.8x 6.2x 6.6x 7.1x
($ in millions, except per share data) ($ in millions, except per share data)
PRICE PER SHARE — GOOSE DEBT IS CONSOLIDATED
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.5% 10.5% $14.43 $19.23 $25.06 $32.33 $41.76
11.0% 11.5% 10.41 14.58 19.62 25.80 33.57
11.5% 12.5% 6.83 10.50 14.89 20.21 26.82
12.0% 13.5% 3.61 6.88 10.73 15.36 21.02
12.5% 14.5% 0.71 3.61 7.04 11.09 16.02
11.0% 11.0% $11.29 $15.60 $20.80 $27.22 $35.28
12.0% 13.5% 3.61 6.88 10.73 15.36 21.02
PRICE PER SHARE — GOOSE DEBT IS NOT CONSOLIDATED
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.5% 10.5% $22.76 $26.05 $30.05 $35.07 $41.76
11.0% 11.5% 20.64 23.57 27.15 31.53 37.15
11.5% 12.5% 18.70 21.33 24.50 28.40 33.25
12.0% 13.5% 16.91 19.29 22.11 25.57 29.83
12.5% 14.5% 15.24 17.41 19.95 23.02 26.80
11.0% 11.0% $20.64 $23.57 $27.15 $31.53 $37.15
12.0% 13.5% 16.91 19.29 22.11 25.57 29.83
($ in millions, except per share data) ($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.5% 10.5% 4.9x 5.4x 6.1x 7.0x 8.2x
11.0% 11.5% 4.6x 5.1x 5.7x 6.5x 7.4x
11.5% 12.5% 4.3x 4.8x 5.3x 6.0x 6.8x
12.0% 13.5% 4.1x 4.5x 5.0x 5.6x 6.3x
12.5% 14.5% 3.9x 4.3x 4.7x 5.3x 5.9x
11.0% 11.0% 4.7x 5.2x 5.8x 6.6x 7.6x
12.0% 13.5% 4.1x 4.5x 5.0x 5.6x 6.3x
($ in millions, except per share data)

[ 32 ]
Discounted Cash Flow
Analysis—Consolidated
(cont.)
TOTAL ENTERPRISE VALUE
Rest. Goose WACC
WACC 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5%
10.5% $1,365 $1,343 $1,323 $1,305 $1,289 $1,274 $1,261 $1,248 $1,237
11.0% 1,315 1,293 1,273 1,255 1,239 1,224 1,211 1,198 1,187
11.5% 1,270 1,248 1,228 1,210 1,194 1,179 1,166 1,153 1,142
12.0% 1,230 1,207 1,188 1,170 1,153 1,139 1,125 1,113 1,101
12.5% 1,193 1,171 1,151 1,133 1,117 1,102 1,088 1,076 1,065
13.0% 1,160 1,138 1,118 1,100 1,083 1,069 1,055 1,043 1,031
13.5% 1,129 1,107 1,087 1,069 1,053 1,038 1,025 1,012 1,001
14.0% 1,101 1,079 1,059 1,041 1,025 1,010 997 984 973
14.5% 1,076 1,053 1,034 1,016 999 985 971 959 947
Assumes 2.0% free cash flow perpetuity growth rate
IMPLIED TEV / 2010E EBITDA MULTIPLE
Rest. Goose WACC
WACC 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5%
10.5% 7.5x 7.3x 7.2x 7.1x 7.1x 7.0x 6.9x 6.8x 6.8x
11.0% 7.2x 7.1x 7.0x 6.9x 6.8x 6.7x 6.6x 6.6x 6.5x
11.5% 6.9x 6.8x 6.7x 6.6x 6.5x 6.5x 6.4x 6.3x 6.2x
12.0% 6.7x 6.6x 6.5x 6.4x 6.3x 6.2x 6.2x 6.1x 6.0x
12.5% 6.5x 6.4x 6.3x 6.2x 6.1x 6.0x 6.0x 5.9x 5.8x
13.0% 6.3x 6.2x 6.1x 6.0x 5.9x 5.8x 5.8x 5.7x 5.6x
13.5% 6.2x 6.1x 5.9x 5.8x 5.8x 5.7x 5.6x 5.5x 5.5x
14.0% 6.0x 5.9x 5.8x 5.7x 5.6x 5.5x 5.5x 5.4x 5.3x
14.5% 5.9x 5.8x 5.7x 5.6x 5.5x 5.4x 5.3x 5.2x 5.2x
The following sets forth discounted cash flow sensitivity analysis for Lion
($ in millions, except per share data)
($ in millions, except per share data)

[ 33 ]
Discounted Cash Flow
Analysis—Consolidated
(cont.)
PRICE PER SHARE — GOOSE DEBT IS NOT CONSOLIDATED
PRICE PER SHARE — GOOSE DEBT IS CONSOLIDATED
Rest. Goose WACC
WACC 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5%
10.5% $25.06 $23.76 $22.58 $21.53 $20.57 $19.70 $18.90 $18.17 $17.48
11.0% 22.10 20.80 19.62 18.57 17.60 16.71 15.89 15.14 14.45
11.5% 19.45 18.14 16.95 15.87 14.89 13.99 13.17 12.42 11.73
12.0% 17.04 15.71 14.50 13.42 12.44 11.54 10.73 9.97 9.28
12.5% 14.83 13.49 12.29 11.20 10.22 9.33 8.51 7.74 7.04
13.0% 12.82 11.48 10.27 9.19 8.20 7.29 6.45 5.68 4.97
13.5% 10.98 9.63 8.43 7.33 6.32 5.41 4.57 3.80 3.09
14.0% 9.29 7.93 6.71 5.60 4.59 3.68 2.84 2.07 1.36
14.5% 7.72 6.35 5.12 4.01 3.00 2.08 1.25 0.48 (0.23)
Rest. Goose WACC
WACC 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5%
10.5% $30.05 $30.05 $30.05 $30.05 $30.05 $30.05 $30.05 $30.05 $30.05
11.0% 27.15 27.15 27.15 27.15 27.15 27.15 27.15 27.15 27.15
11.5% 24.50 24.50 24.50 24.50 24.50 24.50 24.50 24.50 24.50
12.0% 22.11 22.11 22.11 22.11 22.11 22.11 22.11 22.11 22.11
12.5% 19.95 19.95 19.95 19.95 19.95 19.95 19.95 19.95 19.95
13.0% 17.99 17.99 17.99 17.99 17.99 17.99 17.99 17.99 17.99
13.5% 16.15 16.15 16.15 16.15 16.15 16.15 16.15 16.15 16.15
14.0% 14.47 14.47 14.47 14.47 14.47 14.47 14.47 14.47 14.47
14.5% 12.91 12.91 12.91 12.91 12.91 12.91 12.91 12.91 12.91
Assumes 2.0% free cash flow perpetuity growth rate
The following sets forth discounted cash flow sensitivity analysis for Lion
($ in millions, except per share data)
($ in millions, except per share data)

[ 34 ]
Discounted Cash Flow
Analysis—Consolidated
(cont.)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Rest. Goose WACC
WACC 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5%
10.5% 6.1x 6.0x 5.9x 5.9x 5.8x 5.7x 5.7x 5.6x 5.5x
11.0% 5.9x 5.8x 5.7x 5.6x 5.5x 5.5x 5.4x 5.4x 5.3x
11.5% 5.7x 5.6x 5.5x 5.4x 5.3x 5.3x 5.2x 5.1x 5.1x
12.0% 5.5x 5.4x 5.3x 5.2x 5.1x 5.1x 5.0x 5.0x 4.9x
12.5% 5.3x 5.2x 5.1x 5.0x 5.0x 4.9x 4.8x 4.8x 4.7x
13.0% 5.2x 5.1x 5.0x 4.9x 4.8x 4.7x 4.7x 4.6x 4.6x
13.5% 5.0x 4.9x 4.8x 4.7x 4.7x 4.6x 4.5x 4.5x 4.4x
14.0% 4.9x 4.8x 4.7x 4.6x 4.5x 4.5x 4.4x 4.3x 4.3x
14.5% 4.8x 4.7x 4.6x 4.5x 4.4x 4.3x 4.3x 4.2x 4.2x
Assumes 2.0% free cash flow perpetuity growth rate
The following sets forth discounted cash flow sensitivity analysis for Lion
($ in millions, except per share data)

[ 35 ]
Target Capital Structure (Low Discount Rate):
Discounted Cash Flow
Analysis—Restaurant
Group
Fiscal Year Ended December 31, Terminal
($ in millions, except per share data)
2010E 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $140 $144 $149 $154 $159 $159
Less: Depreciation & Amortization (50) (51) (51) (52) (52) (31)
EBIT $90 $94 $98 $103 $107 $128
Less: Cash Taxes (35) (37) (38) (40) (42) (50)
EBIAT $55 $57 $60 $63 $65 $78
Plus: Depreciation & Amortization 50 51 51 52 52 31
Plus: Stock Based Compensation 4 4 4 4 4 4
Less: Change in Net Working Capital (6) 0 1 1 1 1
Maintenance Capital Expenditures (13) (13) (13) (13) (13) (22)
Growth Capital Expenditures (9) (9) (9) (9) (9) (9)
Unlevered Free Cash Flow $80 $90 $94 $97 $100 $83
Terminal Value (11.0% Discount Rate / 2.0% Perpetuity Growth Rate) $941
Discounted Unlevered Free Cash Flow and Terminal Value $75 $77 $72 $67 $63 $558
Total Enterprise Value $912
Less: Debt (477)
Plus: Excess Cash 15
Equity Value $450
Statistic Multiple
Total Enterprise Value / 2009E EBITDA $138 6.6x
Total Enterprise Value / 2010E EBITDA 140 6.5x
DISCOUNTED CASH FLOW ANALYSIS—RESTAURANT GROUP
The following sets forth discounted cash flow analysis for the Restaurant Group
Note:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management

[ 36 ]
Current Capital Structure (High Discount Rate):
Discounted Cash Flow
Analysis—Restaurant
Group
Fiscal Year Ended December 31, Terminal
($ in millions, except per share data)
2010E 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $140 $144 $149 $154 $159 $159
Less: Depreciation & Amortization (50) (51) (51) (52) (52) (31)
EBIT $90 $94 $98 $103 $107 $128
Less: Cash Taxes (35) (37) (38) (40) (42) (50)
EBIAT $55 $57 $60 $63 $65 $78
Plus: Depreciation & Amortization 50 51 51 52 52 31
Plus: Stock Based Compensation 4 4 4 4 4 4
Less: Change in Net Working Capital (6) 0 1 1 1 1
Maintenance Capital Expenditures (13) (13) (13) (13) (13) (22)
Growth Capital Expenditures (9) (9) (9) (9) (9) (9)
Unlevered Free Cash Flow $80 $90 $94 $97 $100 $83
Terminal Value (12.0% Discount Rate / 2.0% Perpetuity Growth Rate) $847
Discounted Unlevered Free Cash Flow and Terminal Value $75 $76 $71 $65 $60 $480
Total Enterprise Value $827
Less: Debt (477)
Plus: Excess Cash 15
Equity Value $364
Statistic Multiple
Total Enterprise Value / 2009E EBITDA $138 6.0x
Total Enterprise Value / 2010E EBITDA 140 5.9x
DISCOUNTED CASH FLOW ANALYSIS—RESTAURANT GROUP
The following sets forth discounted cash flow analysis for the Restaurant Group
Note:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management

[ 37 ]
Discounted Cash Flow
Analysis—Restaurant
Group
The following sets forth discounted cash flow sensitivity analysis for the Restaurant Group
TOTAL ENTERPRISE VALUE IMPLIED TEV / 2010E EBITDA MULTIPLE
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% $838 $894 $963 $1,050 $1,164 $1,320
11.0% 802 852 912 988 1,086 1,216
11.5% 769 814 867 934 1,018 1,128
12.0% 739 779 827 886 959 1,053
12.5% 711 747 790 842 906 988
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% 6.0x 6.4x 6.9x 7.5x 8.3x 9.4x
11.0% 5.7x 6.1x 6.5x 7.1x 7.8x 8.7x
11.5% 5.5x 5.8x 6.2x 6.7x 7.3x 8.1x
12.0% 5.3x 5.6x 5.9x 6.3x 6.9x 7.5x
12.5% 5.1x 5.4x 5.7x 6.0x 6.5x 7.1x
($ in millions, except per share data) ($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% 4.9x 5.4x 6.1x 7.0x 8.2x 9.8x
11.0% 4.7x 5.2x 5.8x 6.6x 7.6x 9.0x
11.5% 4.4x 4.9x 5.5x 6.2x 7.1x 8.3x
12.0% 4.3x 4.7x 5.2x 5.9x 6.7x 7.7x
12.5% 4.1x 4.5x 5.0x 5.5x 6.3x 7.2x
($ in millions, except per share data)

[ 38 ]
Target Capital Structure (Low Discount Rate):
Discounted Cash Flow
Analysis—Goose
DISCOUNTED CASH FLOW ANALYSIS—GOOSE
Fiscal Year Ended December 31, Terminal
($ in millions, except per share data)
2010E 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $43 $49 $59 $64 $69 $69
Less: Depreciation & Amortization (33) (34) (35) (36) (37) (14)
EBIT $10 $15 $24 $28 $32 $56
Less: Cash Taxes (4) (6) (9) (11) (12) (22)
EBIAT $6 $9 $15 $17 $19 $34
Plus: Depreciation & Amortization 33 34 35 36 37 14
Less: Changes in Net Working Capital (16) (0) 3 2 2 2
Maintenance Capital Expenditures (8) (8) (8) (8) (8) (8)
Growth Capital Expenditures 0 0 0 0 0 (6)
Unlevered Free Cash Flow $16 $35 $45 $48 $51 $36
Terminal Value (11.0% Discount Rate / 2.0% Perpetuity Growth Rate) $409
Discounted Unlevered Free Cash Flow and Terminal Value $14 $29 $33 $32 $30 $243
Total Enterprise Value $381
Less: Debt (488)
Plus: Cash 0
Implied Equity Value ($108)
Statistic Multiple
Total Enterprise Value / 2009E EBITDA $35 10.8x
Total Enterprise Value / 2010E EBITDA 43 8.8x
The following sets forth discounted cash flow analysis for Goose
Note:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management

[ 39 ]
Current Capital Structure (High Discount Rate):
Discounted Cash Flow
Analysis—Goose
DISCOUNTED CASH FLOW ANALYSIS—GOOSE
Fiscal Year Ended December 31, Terminal
($ in millions, except per share data)
2010E 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $43 $49 $59 $64 $69 $69
Less: Depreciation & Amortization (33) (34) (35) (36) (37) (14)
EBIT $10 $15 $24 $28 $32 $56
Less: Cash Taxes (4) (6) (9) (11) (12) (22)
EBIAT $6 $9 $15 $17 $19 $34
Plus: Depreciation & Amortization 33 34 35 36 37 14
Less: Changes in Net Working Capital (16) (0) 3 2 2 2
Maintenance Capital Expenditures (8) (8) (8) (8) (8) (8)
Growth Capital Expenditures 0 0 0 0 0 (6)
Unlevered Free Cash Flow $16 $35 $45 $48 $51 $36
Terminal Value (13.5% Discount Rate / 2.0% Perpetuity Growth Rate) $320
Discounted Unlevered Free Cash Flow and Terminal Value $14 $27 $31 $29 $27 $170
Total Enterprise Value $298
Less: Debt (488)
Plus: Cash 0
Implied Equity Value ($190)
Statistic Multiple
Total Enterprise Value / 2009E EBITDA $35 8.4x
Total Enterprise Value / 2010E EBITDA 43 6.9x
The following sets forth discounted cash flow analysis for Goose
Note:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management

[ 40 ]
Discounted Cash Flow
Analysis—Goose
The following sets forth discounted cash flow sensitivity analysis for Goose
TOTAL ENTERPRISE VALUE IMPLIED TEV / 2010E EBITDA MULTIPLE
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% $348 $373 $403 $441 $490 $558
11.5% 318 337 361 390 426 474
12.5% 292 308 326 349 377 412
13.5% 270 283 298 316 338 365
14.5% 251 262 274 289 306 327
11.0% 332 354 381 414 456 513
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% 8.1x 8.6x 9.3x 10.2x 11.4x 12.9x
11.5% 7.4x 7.8x 8.4x 9.0x 9.9x 11.0x
12.5% 6.8x 7.1x 7.6x 8.1x 8.7x 9.6x
13.5% 6.3x 6.6x 6.9x 7.3x 7.8x 8.5x
14.5% 5.8x 6.1x 6.4x 6.7x 7.1x 7.6x
11.0% 7.7x 8.2x 8.8x 9.6x 10.6x 11.9x
($ in millions, except per share data) ($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
10.5% 4.9x 5.4x 6.1x 7.0x 8.2x 9.8x
11.5% 4.5x 4.9x 5.5x 6.2x 7.1x 8.3x
12.5% 4.1x 4.5x 5.0x 5.5x 6.3x 7.2x
13.5% 3.8x 4.1x 4.5x 5.0x 5.6x 6.3x
14.5% 3.5x 3.8x 4.2x 4.6x 5.1x 5.7x
11.0% 4.7x 5.2x 5.8x 6.6x 7.6x 9.0x
($ in millions, except per share data)

[ 41 ]
Illustrative Leveraged Buyout Analysis
Transaction Summary
VALUATION PRO FORMA CAPITALIZATION
SOURCES USES
Notes
1 Debt as of December 31, 2009.  Adjusted for required working capital payments of approximately $15mm for the Restaurant Group
2 Cash as of December 31, 2009 of $27.6mm is shown net of minimum cash for Lion of $13mm (includes $10mm of Goose cage cash) and $13mm of required Goose working capital /
construction payments
3 Assumes 2.0% LIBOR floor on new revolver and new term loan
Financing assumptions based on Moelis estimates
($ in millions, except per share data)
Share Price 1-Day Prior to Announcement (9/8/09) $10.86
Purchase Premium 0.0%
Purchase Price Per Share $10.86
Fully Diluted Shares Outstanding 16.240
Purchase Price of Equity $176
Plus: Existing Debt ¹ 981
Less: Excess Cash ² (2)
Purchase Total Enterprise Value $1,155
Statistic Multiple
Purchase TEV / 2009E Adj. EBITDA $174 6.7x
Purchase TEV / 2010E Adj. EBITDA 183 6.3x
Current Pro Forma
($ in millions)
Amount Leverage Adj. Amount Leverage
Cash $28 (2) $26
Restaurant Debt $477 2.7x (477) $0 0.0x
Goose Debt 488 5.6x (488) 0 0.0x
Total Existing Debt $966 5.6x $0 0.0x
New Revolver 0 5.6x 0 0 0.0x
New Term Loan 0 5.6x 285 285 1.6x
New Senior Notes 0 5.6x 510 510 4.6x
New Mezzanine 0 5.6x 0 0 4.6x
Total Debt $966 5.6x $795 4.6x
Equity 286 77 363
Total Capitalization $1,252 $1,158
Interest Cum. Cum. Adj.
($ in millions)
Amount Rate ³ Leverage Leverage %
Excess Cash $2 0.1%
New Revolver 0 L+600 0.00x 1.71x 0.0%
New Term Loan 285 L+600 1.64x 3.00x 23.6%
New Senior Notes 510 11.5% 4.58x 5.31x 42.2%
New Mezzanine 0 15.0% 4.58x 5.31x 0.0%
Sponsor Equity 413 34.2%
Total Sources $1,210 100.0%
($ in millions)
Amount %
Purchase Equity $176 14.6%
Repay All Existing Restaurant Debt 477 39.5%
Repay All Existing Goose Debt 488 40.4%
Financing Fees 18 1.5%
Est. Fees and Expenses (incl. 280G) 50 4.1%
Total Uses $1,210 100.0%

[ 42 ]
Illustrative Leveraged Buyout Analysis (cont.)
Returns Analysis—Sensitivities
IRR—PURCHASE PREMIUM VS. EXIT MULTIPLE
IRR—PURCHASE PREMIUM VS. FEES / SEVERANCE
IRR—LEVERAGE MULTIPLE VS. EXIT MULTIPLE
Note: Assumes 6.5x exit multiple
($ in millions, except per share data)
($ in millions, except per share data)
($ in millions, except per share data)
2010E Share Purchase Exit Multiple
Multiple Price Premium 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x
5.7x $4.34 (60%) 23.8% 26.5% 29.0% 31.4% 33.5% 35.6%
5.9x 5.97 (45%) 21.9% 24.5% 27.0% 29.3% 31.4% 33.4%
6.0x 7.60 (30%) 20.1% 22.7% 25.1% 27.4% 29.5% 31.4%
6.2x 9.23 (15%) 18.5% 21.0% 23.4% 25.6% 27.7% 29.6%
6.3x 10.86 0% 16.9% 19.5% 21.8% 24.0% 26.0% 27.9%
6.5x 12.49 15% 15.5% 18.0% 20.4% 22.5% 24.5% 26.4%
6.6x 14.12 30% 14.2% 16.7% 19.0% 21.1% 23.1% 24.9%
6.8x 15.75 45% 13.0% 15.5% 17.7% 19.8% 21.8% 23.6%
Adj. Lev. Exit Multiple
Multiple 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x
4.50x 14.3% 16.3% 18.1% 19.9% 21.5% 23.1%
4.75x 15.0% 17.1% 19.1% 20.9% 22.7% 24.3%
5.00x 15.7% 18.0% 20.1% 22.1% 24.0% 25.7%
5.25x 16.6% 19.1% 21.4% 23.6% 25.5% 27.4%
5.50x 17.8% 20.5% 23.0% 25.3% 27.5% 29.5%
5.75x 19.4% 22.4% 25.2% 27.8% 30.1% 32.3%
6.00x 21.4% 24.8% 27.9% 30.7% 33.3% 35.7%
6.25x 24.2% 28.1% 31.5% 34.7% 37.5% 40.2%
2010E Share Purchase Est. Fees and Expenses (incl. 280G)
Multiple Price Premium $0 $10 $20 $30 $40 $50
5.7x $4.34 (60%) 33.6% 32.6% 31.6% 30.7% 29.9% 29.0%
5.9x 5.97 (45%) 31.1% 30.2% 29.3% 28.5% 27.7% 27.0%
6.0x 7.60 (30%) 28.8% 28.0% 27.3% 26.5% 25.8% 25.1%
6.2x 9.23 (15%) 26.8% 26.1% 25.4% 24.7% 24.0% 23.4%
6.3x 10.86 0% 24.9% 24.2% 23.6% 23.0% 22.4% 21.8%
6.5x 12.49 15% 23.2% 22.6% 22.0% 21.4% 20.9% 20.4%
6.6x 14.12 30% 21.6% 21.1% 20.5% 20.0% 19.5% 19.0%
6.8x 15.75 45% 20.2% 19.6% 19.1% 18.7% 18.2% 17.7%

[ 43 ]
Illustrative Leveraged Buyout Analysis (cont.)
Pro Forma Credit Statistics
CREDIT STATISTICS AND DEBT PAYDOWN
Fiscal Year Ended December 31,
($ in millions)
2009E 2010E 2011E 2012E 2013E 2014E
Total Debt $795 $733 $650 $544 $510 $510
Total Debt / Adj. EBITDA 4.6x 4.0x 3.4x 2.6x 2.3x 2.2x
Net Debt $769 $720 $637 $531 $413 $284
Net Debt / Adj. EBITDA 4.4x 3.9x 3.3x 2.6x 1.9x 1.2x
Adj. EBITDA / Cash Interest Expense 2.3x 2.5x 3.0x 3.6x 3.9x
(Adj. EBITDA - CapEx) / Cash Interest Expense 1.9x 2.1x 2.6x 3.1x 3.4x
Levered Free Cash Flow $49 $83 $105 $119 $129
Cumulative Levered Free Cash Flow $49 $132 $238 $356 $485
Net Debt Paydown ($49) ($83) ($105) ($119) ($129)
Cumulative Net Debt Paydown - $ (49) (132) (238) (356) (485)
Cumulative Net Debt Paydown - % 6.4% 17.2% 30.9% 46.3% 63.1%

Appendix

A. Additional Information

[ 46 ]
WACC Analysis—Restaurants
Levered Total Market Debt / Equity / Debt / Unlevered
Ticker Company Beta ¹ Book Debt Cap Equity Debt + Equity Debt + Equity Beta
EAT Brinker International Inc. 1.67 $728.8 $1,291.1 56.5% 63.9% 36.1% 1.10
DRI Darden Restaurants, Inc. 1.21 1,805.5 4,234.5 42.6% 70.1% 29.9% 0.92
CHUX O'Charley's Inc. 1.45 132.7 145.6 91.1% 52.3% 47.7% 0.93
RRGB Red Robin Gourmet Burgers Inc. 1.36 208.4 259.9 80.2% 55.5% 44.5% 0.84
RT Ruby Tuesday, Inc. 1.79 386.4 429.5 90.0% 52.6% 47.4% 1.15
TXRH Texas Roadhouse Inc. 1.00 126.5 664.4 19.0% 84.0% 16.0% 0.88
BJRI BJ's Restaurants Inc. 1.12 7.0 428.9 1.6% 98.4% 1.6% 1.10
CPKI California Pizza Kitchen Inc. 1.27 50.0 313.7 15.9% 86.3% 13.7% 1.13
CAKE The Cheesecake Factory Incorporated 1.40 150.0 1,093.6 13.7% 87.9% 12.1% 1.26
PFCB PF Chang's China Bistro Inc. 1.08 155.2 683.0 22.7% 81.5% 18.5% 0.92
MSSR McCormick & Schmick's Seafood Restaurants, Inc. 1.49 23.7 89.3 26.6% 79.0% 21.0% 1.28
MRT Morton's Restaurant Group Inc. 1.04 77.3 62.0 124.8% 44.5% 55.5% 0.59
RUTH Ruth's Hospitality Group Inc. 1.79 148.5 75.2 197.6% 33.6% 66.4% 0.81
Mean 60.2% 68.4% 31.6% 1.00
Median 42.6% 70.1% 29.9% 0.93
Lion (Total Company) 1.34 $980.6 $177.0 553.9% 15.3% 84.7% 0.28
BETA DERIVATION—RESTAURANTS
Source: Capital IQ, Public filings, Bloomberg
Note:
1 Two-year weekly adjusted beta
($ in millions, except per share data)

[ 47 ]
Inputs Based on
WACC Comparables Company
Long-Term Risk Free Rate ¹ Rf 3.4% 3.4%
Market Risk Premium ² MRP 6.5% 6.5%
Small Cap Premium ² SP 2.4% 4.1%
Median Unlevered Beta of Comparables Ba 0.93 0.93
Tax Rate t 39.0% 39.0%
Weight of Debt Wd 29.9% 60.0%
Weight of Equity We 70.1% 40.0%
Levered Equity Beta Be 1.17 1.78
Cost of Debt ³ Kd 9.5% 12.2%
Cost of Equity
Levered Equity Beta Be 1.17 1.78
Market Risk Premium ² MRP 6.5% 6.5%
Industry Risk Premium Rm 7.6% 11.6%
Small Cap Premium ² SP 2.4% 4.1%
Long-Term Risk Free Rate ¹ Rf 3.4% 3.4%
Cost of Equity Ke 13.4% 19.1%
WACC (Kd * (1-t) * Wd + Ke * We) 11.1% 12.1%
WACC Analysis—Restaurants (cont.)
WEIGHTED AVERAGE COST OF CAPITAL CALCULATION—RESTAURANTS
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 10-Year U.S. Treasury bond rate
2 Ibbotson Associates report (August 2009); Lion equity value is currently at the mid-point of Ibbotson’s prescribed range
3 Cost of debt based on current yields of selected debt comparables and current Lion parent debt

[ 48 ]
WACC Analysis—Gaming
BETA DERIVATION—GAMING
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 Two-year weekly adjusted beta
2 Penn National equity assumes conversion of the company’s $1.25bn preferred into 27.8mm shares at the current share price per the company’s public filings
($ in millions, except per share data)
Levered Total Market Debt / Equity / Debt / Unlevered
Ticker Company Beta ¹
Book Debt
Cap Equity Cap Cap Beta
ASCA Ameristar Casinos Inc. 1.92 $1,665.9 $862.1 193.2% 34.1% 65.9% 0.88
BYD Boyd Gaming Corp 2.00 2,745.6 634.7 432.6% 18.8% 81.2% 0.55
ISLE Isle of Capri Casinos Inc. 1.56 1,301.1 246.2 528.4% 15.9% 84.1% 0.37
MCRI Monarch Casino & Resort Inc. 1.59 48.7 111.9 43.5% 69.7% 30.3% 1.26
PENN Penn National
Gaming²
1.55 2,379.4 2,690.0 88.5% 53.1% 46.9% 1.00
PNK Pinnacle Entertainment Inc. 2.19 1,035.7 507.5 204.1% 32.9% 67.1% 0.97
Mean 248.4% 37.4% 62.6% 0.84
Median 198.6% 33.5% 66.5% 0.93
Lion (Total Company)
1.34 $980.6 $177.0 553.9% 15.3% 84.7% 0.28

[ 49 ]
WACC Analysis—Gaming (cont.)
WEIGHTED AVERAGE COST OF CAPITAL CALCULATION—GAMING
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 10-Year U.S. Treasury bond rate
2 Ibbotson Associates report (August 2009); Lion equity value is currently at the mid-point of Ibbotson’s prescribed range
3 Cost of equity based on the Company’s current capital structure assumes some option value in the current equity.  The cost of debt is based on current yields of selected debt comparables and current Goose debt
Inputs Based on
WACC Comparables Company
Long-Term Risk Free Rate ¹ Rf 3.4% 3.4%
Market Risk Premium ² MRP 6.5% 6.5%
Small Cap Premium ² SP 2.4% 4.1%
Median Unlevered Beta of Comparables Ba 0.93 0.93
Tax Rate t 39.0% 39.0%
Weight of Debt Wd 66.5% 85.0%
Weight of Equity ³ We 33.5% 15.0%
Levered Equity Beta Be 2.05 4.13
Cost of Debt ³ Kd 12.0% 16.4%
Cost of Equity
Levered Equity Beta Be 2.05 4.13
Market Risk Premium ² MRP 6.5% 6.5%
Industry Risk Premium Rm 13.3% 26.9%
Small Cap Premium ² SP 2.4% 4.1%
Long-Term Risk Free Rate ¹ Rf 3.4% 3.4%
Cost of Equity Ke 19.1% 34.4%
WACC (Kd * (1-t) * Wd + Ke * We) 11.3% 13.6%

[ 50 ]
Premiums Paid Analysis
Mean Premium
Premiums paid in selected closed minority squeeze-out transactions valued between $50 million and $5 billion since 2005
One Day Prior
21.0%
16.2%
35.3%
0%
10%
20%
30%
40%
50%
Minority Squeeze-Outs ² Minority Squeeze-Outs ² Offer
Source: Thomson One
Note:
1 Assumes transaction announcement on November 2, 2009
2 Includes 23 transactions since 2005
One Week Prior
21.2%
17.4%
29.5%
0%
10%
20%
30%
40%
50%
Minority Squeeze-Outs ² Minority Squeeze-Outs ² Offer
One Month Prior
21.6%
15.8%
40.5%
0%
10%
20%
30%
40%
50%
Minority Squeeze-Outs ² Minority Squeeze-Outs ² Offer
Time of Announcement
Toucan Offer ¹ Median Premium

[ 51 ]
Precedent Minority Squeeze-Out Transactions
SELECTED MINORITY SQUEEZE-OUT TRANSACTIONS (2005 TO PRESENT)
Source: Thomson One
Note:
1 Assumes transaction announcement on November 2, 2009
Premiums paid and percent stake acquired in selected closed minority squeeze-out transactions valued between $50 million and $5 billion since 2005
($ in millions, except per share data)
Date Deal % of Shares % Premium to Share Price
Announced Target Acquirer Industry Value Acquired 1 Day 1-Week 1-Month
3/23/09 Cox Radio Cox Enterprises Broadcasting $82 21.6% 45.5% 47.7% (5.1%)
3/3/09 Magellan Midstream Magellan Midstream Partners Pipelines 1,148 45.4% 22.2% 22.6% 17.5%
8/12/08 Union Bank of California Bank of Tokyo - Mitsubishi UFJ Banks 3,707 38.9% 26.3% 28.6% 103.0%
3/10/08 Nationwide Financial Services Nationwide Mutual Insurance Insurance 2,450 35.7% 37.8% 28.7% 28.7%
12/20/07 Meridian Gold Yamana Gold Metals & Mining 358 10.7% 0.5% (5.0%) (7.6%)
10/23/07 Waste Industries USA Investor Group Water and Waste Management 272 49.0% 33.5% 40.9% 31.5%
7/17/07 Alfa Investor Group Insurance 890 47.3% 44.7% 44.9% 31.5%
7/12/07 Biomet LVB Acquisition Healthcare Equipment & Supplies 2,046 20.0% 0.5% 0.4% 1.0%
6/6/07 OCPI Oplink Communications Electronics 79 41.8% 10.7% 10.0% 10.0%
2/22/07 Great American Financial Resources American Financial Group Insurance 245 24.4% 13.2% 15.0% 12.5%
11/20/06 TD Banknorth Toronto - Dominion Bank Banks 3,232 45.4% 6.5% 8.4% 7.1%
10/9/06 NetRatings VNU NV Internet Software & Services 378 44.2% 44.1% 45.0% 46.1%
8/23/06 Case Pomeroy & Co. CP Newco Real Estate 73 14.0% 8.8% 8.8% 8.8%
3/21/06 Erie Family Life Insurance Erie Indemnity Insurance 75 24.9% 6.7% 17.4% 20.8%
10/10/05 Micro Therapeutics ev3 Healthcare Equipment & Supplies 101 28.1% 8.3% 14.7% 7.3%
9/27/05 New Valley Vector Group Other Financials 106 42.3% 44.7% 43.7% 46.7%
9/12/05 WFS Financial Wachovia Credit Institutions 504 16.6% 13.8% 11.5% 28.2%
9/1/05 7-Eleven IYG Holding Co Food & Beverage Retailing 1,301 30.3% 32.3% 31.0% 14.1%
7/8/05 Cruzan International Absolut Spirits Co Food and Beverage 58 32.2% 12.5% 9.1% 8.7%
7/1/05 Tipperary Santos Oil & Gas 140 45.5% 18.9% 16.1% 36.3%
3/3/05 Siliconix Vishay Intertechnology Semiconductors 197 19.6% 16.2% 18.3% 9.7%
2/21/05 Eon Labs Novartis AG Pharmaceuticals 933 33.6% 11.0% 7.8% 23.5%
1/27/05 Genencor International Danisco A/S Biotechnology 184 16.0% 23.9% 22.4% 15.8%
Mean $807 31.6% 21.0% 21.2% 21.6%
Median 272 32.2% 16.2% 17.4% 15.8%
Toucan Offer ¹ $107 44.9% 35.3% 29.5% 40.5%

[ 52 ]
Illustrative Corporate and Non-Strategic Real Estate Analysis
Moelis and the Special Committee reviewed potential additional value from corporate and non-strategic real estate
CORPORATE AND NON-STATEGIC REAL ESTATE
Analysis assumes that a sale-leaseback market is available for non-revenue producing office space
Estimated value of $25mm before potential tax payments due upon a sale
Also, Lion is assumed to lease-back corporate real estate upon a potential sale
Notes:
1 Based on Lion’s current blended cost of debt
2 Gross of potential tax payments due upon sale
Fiscal Year Ended December 31,
($ in millions)
2010E 2011E 2012E 2013E 2014E Terminal
Corporate Real Estate Value $13.0
Assumed Cap Rate 10.0%
Rent Expense $1.3
Tax Rate 39.0%
Rent Expense (After-Tax) $0.8
Annual Escalator 2.0%
Additional Rent Expense $1.3 $1.3 $1.4 $1.4 $1.4 $1.4
Tax Savings (0.5) (0.5) (0.5) (0.5) (0.5) (0.6)
Additional Rent Expense After -Tax $0.8 $0.8 $0.8 $0.8 $0.8 $0.9
Terminal Value (10.0% Discount Rate ¹ / 2.0% Perpetuity Growth Rate) $10.9
Total Additional Rent Expense $9.9
Additional Real Estate Summary
Corporate Real Estate 13.0
Non-Strategic Real Estate 21.7
Total Gross Value Before New Rent $34.7
Additional Rent Expense (9.9)
Gross Real Estate Value ² $24.8

[ 53 ]
Moelis & Company LLC is a U.S.-registered broker dealer and a member of FINRA & SIPC.
Moelis & Company LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
Tel:  (310) 443-2300
399 Park Ave., 5    Floor
New York, NY 10022
Tel:  (212) 880-7300
1 Berkeley Street
London W1J 8DJ
United Kingdom
Tel:  +44(0)20-7187-4450
Contact Information
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